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                                                                    EXHIBIT 10.3

                              INDIGO SECURITIES LLC
                          780 THIRD AVENUE, 23RD FLOOR
                            NEW YORK, NEW YORK 10017

                          AXIOM CAPITAL MANAGEMENT INC.
                                780 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                                          May 20, 2005

Mr. Hakan Wretsell
Chief Executive Officer
iCurie Labs Holdings, Ltd.
12 Plumtree Court
London EC4A 4HT United Kingdom

                       PLACEMENT AGENT AGREEMENT EXTENSION

Dear Mr. Wretsell:

      As you know, iCurie Labs Holdings, Ltd. (the "Company"), Indigo Securities, LLC ("Indigo") and Axiom Capital Management Inc. ("Axiom" and, severally with Indigo, the "Placement Agent") are parities to a Placement Agent Agreement dated as of March 17, 2005 (the "PAA"). All capitalized terms not defined herein have the meaning ascribed to them in the PAA.

      Pursuant to Section 1.F.(ii) of the PAA, the Equity Offering Period would terminate on April 30, 2005, unless extended for an additional period by agreement of the Company and the Placement Agent.

      The Company and the Placement Agent hereby agree to extend the Equity Offering Period through June 15, 2005.

      IN WITNESS WHEREOF, the parties have hereto executed this Agreement as of the 20th day of May 2005.

INDIGO SECURITIES, LLC

By:  /s/ Eric Brachfeld
     ---------------------------------
     Eric Brachfeld, Managing Partner

AXIOM CAPITAL MANAGEMENT, INC.

By:  /s/ Mark Martino
     ---------------------------------
     Mark Martino, Managing Director

ICURIE LABS HOLDINGS, LTD.

By:  /s/ Hakan Wretsell
     -------------------------------------------
     Mr. Hakan Wretsell, Chief Executive Officer